Exhibit 10.1

Execution Version

INCREMENTAL AMENDMENT NO. 1

INCREMENTAL AMENDMENT NO. 1, dated as of February 2, 2021 (this “Amendment”), is entered into by and among ONE WATER ASSETS & OPERATIONS, LLC, a Delaware limited liability company (the “Borrower”), ONE WATER MARINE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), ONEWATER MARINE INC., a Delaware corporation (the “Parent”), each of the other Guarantors party hereto, each of the financial institutions set forth on Schedule I hereto under the heading “2021 Incremental Term Lender” (each, a “2021 Incremental Term Lender” and, collectively, the “2021 Incremental Term Lenders”), the other Lenders party hereto and TRUIST BANK, as Administrative Agent.

WHEREAS, reference is made to that certain Credit Agreement, dated as of July 22,  2020 (as amended, restated, supplemented or otherwise modified from time to time to, but not including, the date hereof, the “Credit Agreement”), by and among the Borrower, Holdings, Parent, the other Guarantors from time to time party thereto, the Lenders and Issuing Banks from time to time party thereto and Truist Bank, as Administrative Agent, Collateral Agent, a Lender, an Issuing Bank and Swingline Lender; capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement;

WHEREAS, pursuant to Section 2.23 of the Credit Agreement, the Borrower has requested (which request hereunder shall serve as notice pursuant to Section 2.23(a) of the Credit Agreement) an Incremental Term Loan facility (the “2021 Incremental Term Facility”) pursuant to which the 2021 Incremental Term Lenders will make Incremental Term Loans (the “2021 Incremental Term Loans”) to the Borrower on the Amendment Effective Date (as defined below) in an aggregate principal amount equal to $30,000,000, which 2021 Incremental Term Loans will be added to, and constitute a part of, the existing Class of Initial Term Loans;

WHEREAS, the Borrower intends to utilize the proceeds of the 2021 Incremental Term Loans, along with cash on the balance sheet, to (i) repay outstanding Revolving Loans in an aggregate principal amount of up to $30,000,000, and (ii) pay the fees, costs and expenses incurred in connection with the foregoing (the transactions described in this recital being collectively referred to herein as the “Transactions”);

WHEREAS, the 2021 Incremental Term Lenders are willing to provide the requested 2021 Incremental Term Facility to the Borrower on the Amendment Effective Date on the terms and subject to the conditions set forth herein;

WHEREAS, as contemplated by Section 2.23 of the Credit Agreement, (x) the parties hereto have agreed, subject to the conditions set forth herein, to amend certain terms of the Credit Agreement as hereinafter provided to give effect to the incurrence of the 2021 Incremental Term Loans, and (y) this Amendment constitutes an amendment of the kind referenced in Section 2.23(e) and the last paragraph of Section 11.2 of the Credit Agreement (an “Incremental Amendment”) and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders party hereto (which Lenders constitute all Lenders holding Initial Term Loans immediately prior to giving effect to the Amendment Effective Date) agree to certain amendments to the Credit Agreement, as more fully set forth herein;

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to agree to such amendments, subject to and in accordance with the terms and conditions set forth herein; and

WHEREAS, pursuant to that certain engagement letter, dated January 13, 2021 (the “Engagement Letter”), entered into by the Borrower and Truist Securities, Inc. (“Truist Securities”) with respect to the 2021 Incremental Term Facility, Truist Securities shall act as lead arranger and bookrunner, in each case, with respect to this Amendment and the 2021 Incremental Term Facility (in such capacity, the “2021 Incremental Lead Arranger”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  2021 Incremental Term Loans.

(a)          Subject to the terms and conditions set forth herein and in the Credit Agreement, each 2021 Incremental Term Lender agrees to make a 2021 Incremental Term Loan denominated in dollars to the Borrower on the Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such 2021 Incremental Term Lender’s name on Schedule I hereto (such amount for such 2021 Incremental Term Lender, its “2021 Incremental Term Commitment” and all such amounts for all 2021 Incremental Term Lenders, collectively, the “2021 Incremental Term Commitments”). The  proceeds of the 2021 Incremental Term Loans shall be used by the Borrower for the purposes set forth in the recitals to this Amendment.

(b)         The 2021 Incremental Term Loans shall be funded as an increase of the Initial Term Loans. The 2021 Incremental Term Loans shall constitute, and be considered to be part of, the same Class of Term Loans as the Initial Term Loans for all purposes of the Loan Documents (except for purposes of Sections 2.1(v) and 5.10 (the first sentence only) of the Credit Agreement) and shall be on the same terms (including interest rates but (subject to Section 2.23(c)(v) of the Credit Agreement) excluding upfront  fees, original issue discount and other similar amounts) and pursuant to the same documentation (other than this Amendment) applicable to the Initial Term Loans under the Credit Agreement and the other Loan Documents. Immediately upon the incurrence of the Incremental Term Loans on the Amendment Effective Date, (i) the 2021 Incremental Term Loans shall be added to (and form part of) each Borrowing of existing Initial Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment on a pro rata basis (based on the principal amount of each outstanding Borrowing), so that each Lender with Initial Term Loans (including the 2021 Incremental Term Loans) will participate proportionately in each then outstanding Borrowing of Initial Term Loans, (ii) the 2021 Incremental Term Loans shall constitute a single Class of Term Loans with the Initial Term Loans (and shall be fully fungible with the existing Initial Term Loans), and (iii) the 2021 Incremental Term Loans shall be secured by identical collateral and guarantied on identical terms as the existing Initial Term Loans. On and after the Amendment Effective Date, (i) each reference in the Loan Documents to the “Term Loan Commitments” and the “Commitments” shall be deemed to include and be a reference to the 2021 Incremental Term Commitments, (ii) each reference in the Loan Documents to the “Initial Term Loans” (other than for purposes of Sections 2.1(v), 2.5 and 5.10 (the first sentence only) of the Credit Agreement), “Term Loans” and the “Loans” shall be deemed to include and be a reference to the 2021 Incremental Term Loans and (iii) each reference in the Loan Documents to the “Lenders” shall be deemed to include and be a reference to the 2021 Incremental Term Lenders.

(c)         The 2021 Incremental Term Loans shall be made as a single borrowing on the Amendment Effective Date. Amounts repaid or prepaid in respect of the 2021 Incremental Term Loans may not be reborrowed. Each 2021 Incremental Term Lender’s 2021 Incremental Term Commitment  shall terminate automatically on the Amendment Effective Date immediately after giving effect to the funding of such 2021 Incremental Term Lender’s 2021 Incremental Term Loans.

(d)         The maturity date for the 2021 Incremental Term Loans shall be the Maturity Date. The 2021 Incremental Term Loans shall be Eurodollar Loans and shall have an initial Interest Period that commences on the Amendment Effective Date and ends on the last day of the Interest Period then in  effect for the Initial Term Loans immediately prior to the Amendment Effective Date.

(e)          The execution of this Amendment shall satisfy the requirements of Section 2.23 of  the Credit Agreement regarding the delivery of a request with respect to the establishment of the 2021 Incremental Term Facility contemplated by this Amendment.

(f)          The Borrower hereby designates that the 2021 Incremental Term Loans are being incurred in reliance on clause (ii) of the definition of “Incremental Amount”.

SECTION 2. Amendments to Credit Agreement. Subject to the satisfaction (or waiver in writing by the 2021 Incremental Term Lenders, the other Lenders party hereto and the Administrative Agent) of the conditions set forth in Section 4 hereof, in accordance with Sections 2.23 and Section 11.2 of the Credit Agreement, the Credit Agreement is hereby amended as follows:

(a)         Section 1.1 of the Credit Agreement is hereby amended by (i) adding in the appropriate alphabetical order the following new definitions:

“2021 Incremental Term Commitment” has the meaning assigned to such term in the First Amendment.

“2021 Incremental Term Lenders” has the meaning assigned to such term in the First Amendment.

“2021 Incremental Term Loans” has the meaning assigned to such term in the First Amendment.

“First Amendment” means that certain Incremental Amendment No. 1, dated as  of February 2, 2021, by and among the Borrower, Holdings, Parent, the other Guarantors party thereto, the Administrative Agent, the 2021 Incremental Term Lenders party thereto and the other Lenders party thereto.

“First Amendment Effective Date” has the meaning assigned to the term “Amendment Effective Date” in the First Amendment.

and (ii) replacing the definition of “Initial Term Loans” in its entirety with the following definition:

“Initial Term Loans”  means, collectively, the  Loans made  on the  Closing  Date pursuant to Section 2.5 and the Incremental Term Loans made on the First Amendment Effective Date pursuant to the First Amendment.

(b)       Section 2.1 of the Credit Agreement is hereby amended by deleting the word “and” before clause (v) thereof and inserting the following new clause (vi) at the end thereof: “and (vi) each 2021 Incremental Term Lender severally agrees to make its portion of the 2021 Incremental Term Loans to the Borrower on the First Amendment Effective Date in a principal amount not exceeding such 2021 Incremental Term Lender’s 2021 Incremental Term Commitment.”

(c)          Section 2.5 of the Credit Agreement is hereby amended and restated in  its entirety as follows:

Section 2.5. Initial Term Loan Commitments. Subject to the terms and conditions set forth herein, (i) each Lender severally agrees to make its portion of the Initial Term  Loans to the Borrower on the Closing Date in a principal amount equal to the Initial Term Loan Commitment of such Lender and (ii) each 2021 Incremental Term Lender severally agrees to make its portion of the 2021 Incremental Term Loans to the Borrower on the First Amendment Effective Date in a principal amount not exceeding such 2021 Incremental Term Lender’s 2021 Incremental Term Commitment. The Initial Term  Loans may be, from time to time, Base Rate Loans or Eurodollar Loans or a combination thereof.

(d)         Section 2.8 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof: “The 2021 Incremental Term Commitments shall terminate on the First Amendment Effective Date upon the making of the 2021 Incremental Term Loans pursuant to Section 2.5(ii).”

(e)        The amortization table in Section 2.9(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Installment Date	Aggregate Principal Amount
March 31, 2021	$1,375,000
June 30, 2021	$1,375,000
September 30, 2021	$1,375,000
December 31, 2021	$1,375,000
March 31, 2022	$1,375,000
June 30, 2022	$1,375,000
September 30, 2022	$1,375,000
December 31, 2022	$1,375,000
March 31, 2023	$2,065,500
June 30, 2023	$2,065,500
September 30, 2023	$2,065,500
December 31, 2023	$2,065,500
March 31, 2024	$2,750,000
June 30, 2024	$2,750,000
September 30, 2024	$2,750,000
December 31, 2024	$2,750,000
March 31, 2025	$2,750,000
June 30, 2025	$2,750,000
Maturity Date	Remaining outstanding principal amount of Initial Term Loans

(f)          Section 5.10 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“The proceeds of the 2021 Incremental Term Loans will be used on the First Amendment Effective Date to (i) repay outstanding Revolving Loans in an aggregate principal amount of up to $30,000,000, (ii) pay accrued and unpaid interest on the outstanding Initial Term Loans and Revolving Loans through the date immediately prior to the Amendment Effective Date and (iii) pay the fees, costs and expenses incurred in connection with the foregoing.”

SECTION 3. Representations and Warranties. To induce the 2021 Incremental Term Lenders, all other Lenders and the Administrative Agent to enter into this Amendment and to induce the 2021 Incremental Term Lenders to make the 2021 Incremental Term Loans, each Loan Party represents and warrants to the 2021 Incremental Term Lenders, the Lenders and the Administrative Agent as of the Amendment Effective Date as follows:

(a)       Each Loan Party has the requisite power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Credit Agreement (as amended by this Amendment). The execution and delivery of this Amendment and performance by such Loan Party of its obligations under this Amendment and the Credit Agreement (as amended by this Amendment) have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Credit Agreement as amended hereby is a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)        The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on the Amendment Effective Date or on such earlier date, as the case may be.

(c)         At the time of and immediately after giving effect to the 2021 Incremental Term Facility, no Default or Event of Default shall have occurred and be continuing.

(d)          All proceeds of the 2021 Incremental Term Loans will be used for the purposes set forth in Section 1(a) hereof.

SECTION 4. Effectiveness. The effectiveness of this Amendment, and each 2021 Incremental Term Lender’s obligation to make its 2021 Incremental Term Loan on the Amendment Effective Date pursuant to this Amendment, shall be subject to the satisfaction (or waiver by the Administrative Agent, the 2021 Incremental Term Lenders and the other Lenders party hereto) of the following conditions (the date of such effectiveness, the “Amendment Effective Date”):

(a)        The Administrative Agent (or its counsel) shall have received from each Loan Party named on the signature pages hereto, the Administrative Agent, each 2021 Incremental Term Lender and 100% of the Lenders holding Initial Term Loans immediately prior to giving effect to this Amendment either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart of this Amendment.

(b)          The Administrative Agent shall have received a customary written opinion  (addressed to the Administrative Agent and the 2021 Incremental Term Lenders and dated the Amendment Effective Date) of counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(c)         The Administrative Agent shall have received a certificate of each Loan Party, dated as of the Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent with appropriate insertions, executed by any Responsible Officer of such Loan Party, and including or attaching the documents referred to in paragraph (d) of this Section 4.

(d)        The Administrative Agent shall have received, as to each Loan Party, (i) either (x) a copy of each Organizational Document of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by a Responsible Officer of such Loan Party that the Organizational Documents of such Loan Party most recently certified and delivered to the Administrative Agent prior to the Amendment Effective Date pursuant to the Credit Agreement remain in full force and effect on the Amendment Effective Date without modification or amendment since the date of such prior delivery, (ii) either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing this Amendment or (y) written certification by a Responsible Officer of such Loan Party that the signature and incumbency certificates of such Loan Party most recently delivered to the Administrative Agent prior to the Amendment Effective Date pursuant to the Credit Agreement remain true and correct as of the Amendment Effective Date, (iii) resolutions of the Board of Directors of such Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment Effective Date by its secretary, an assistant secretary  or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation.

(e)         The Administrative Agent shall have received a Notice of Borrowing in accordance with the requirements of Section 2.3 of the Credit Agreement.

(f)          The Administrative Agent shall have received a solvency certificate executed by a chief financial officer or treasurer of the Borrower, dated as of the Amendment Effective Date, substantially consistent with the solvency certificate delivered on the Closing Date.

(g)        The Administrative Agent and the 2021 Incremental Lead Arranger shall have received all costs, fees and expenses (including, without limitation, legal fees and expenses) required to  be paid on the Amendment Effective Date pursuant to this Amendment or the Engagement Letter, in the case of costs and expenses, to the extent invoiced at least two (2) Business Days (or such shorter period as the Borrower may agree) prior to the Amendment Effective Date.

(h)          The 2021 Incremental Term Lenders shall have received, at least three days prior to the Amendment Effective Date, (x) all documentation and other information about the Loan Parties as shall have been reasonably requested in writing at least ten days prior to the Amendment Effective Date by the 2021 Incremental Term Lenders that they shall have reasonably determined is required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation and (y) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower.

(i)          Immediately after giving effect to the making of the 2021 Incremental Term Loans on the Amendment Effective Date, the use of proceeds thereof and all pro forma adjustments related thereto (but without “netting” the cash proceeds of the 2021 Incremental Term Loans), the Consolidated  Leverage Ratio does not exceed 2.00:1.00.

(j)          Concurrently with the funding of the 2021 Incremental Term Loans, the Borrower shall have paid (or caused to be paid) to the Administrative Agent for the account of each Lender with outstanding Initial Term Loans and/or Revolving Loans on, and immediately prior to, the Amendment Effective Date all accrued but unpaid interest owing on the Initial Term Loans and Revolving Loans, as applicable, through the date immediately prior to the Amendment Effective Date.

(k)          The Administrative Agent shall have received a certificate executed by the chief financial officer or the treasurer of the Borrower, dated as of the Amendment Effective Date, certifying as to the satisfaction of the conditions referred to in the preceding clause (i) of this Section 4 (setting forth reasonably detailed calculations thereof).

(l)           The representations and warranties of the Loan Parties set forth in Section 3 above are true and correct.

(m)        The Borrower shall have paid (or shall, out of the proceeds of the 2021 Incremental Term Loans, simultaneously pay) to the 2021 Incremental Lead Arranger, for the account of each 2021 Incremental Term Lender on a pro rata basis in accordance with their final allocated commitments in respect of the 2021 Incremental Term Facility, an upfront fee in respect of the 2021 Incremental Term Loans in an amount equal to 0.50% multiplied by the aggregate principal amount of the 2021 Incremental Term Loans funded on the Amendment Effective Date by the 2021 Incremental Term Lenders; provided, in each case, that at the option of any 2021 Incremental Term Lender, such upfront fee may be deducted from the gross proceeds of the 2021 Incremental Term Loans funded by such 2021 Incremental Term Lender on the Amendment Effective Date.

SECTION 5.  Effect on Credit Agreement; Reaffirmation.

(a)          Except as expressly set forth herein, this Amendment (x) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (y) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each Loan Party acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby and (i) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case, as modified by this Amendment, (ii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents, (iii) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Loan Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment, and (iv) acknowledges that, from and after the Amendment Effective Date, the 2021 Incremental Term Loans shall constitute Obligations. This Amendment shall constitute an “Incremental Amendment” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b)       Each subsidiary of the Borrower party hereto (each, a “Subsidiary Guarantor”) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Loan Party to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 6.  Governing Law; Submission to Jurisdiction and Waivers; Waiver of Jury Trial.

(a)        This Amendment and any claim, dispute, cause of action or proceeding (whether based in contract, tort or otherwise) based upon, arising out of, connected with, or relating to, this Amendment, and the rights and obligations of the parties hereto, shall be governed by and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

(b)        Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against Holdings or the Borrower or their respective properties in the courts of any jurisdiction.

(c)          Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding described in paragraph (b) of this Section 6 and brought in any court referred to in paragraph (b) of this Section 6. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)          Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.1 of the Credit Agreement. Nothing in this Amendment will affect the right of any party hereto to serve process in any other manner permitted by law.

(e)          EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES  THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE  MUTUAL  WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7. Counterparts; Integration; Effectiveness; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or any Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective in accordance with the terms of Section 4 hereof and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not  be amended nor may any provision hereof be waived except in accordance with Section 11.2 of the Credit Agreement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Amendment or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

SECTION 8. Severability.  Any provision of this Amendment held to be invalid, illegal  or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

PARENT:	ONEWATER MARINE INC.,
as the Parent

	By:	/s/ Philip Austin Singleton, Jr.
Name: Philip Austin Singleton, Jr.
Title: CEO

HOLDINGS:	ONE WATER MARINE HOLDINGS, LLC,
as Holdings

	By:	/s/ Philip Austin Singleton, Jr.
Name: Philip Austin Singleton, Jr.
Title: CEO

BORROWER:	ONE WATER ASSETS & OPERATIONS, LLC,
as the Borrower

	By:	/s/ Philip Austin Singleton, Jr.
Name: Philip Austin Singleton, Jr.
Title: CEO

GUARANTORS:	SINGLETON ASSETS & OPERATIONS, LLC
LEGENDARY ASSETS & OPERATIONS, LLC
SOUTH FLORIDA ASSETS & OPERATIONS, LLC
MIDWEST ASSETS & OPERATIONS, LLC
SOUTH SHORE LAKE ERIE ASSETS &
OPERATIONS, LLC
BOSUN’S ASSETS & OPERATIONS, LLC,
as Guarantors

	By:	/s/ Philip Austin Singleton, Jr.
Name: Philip Austin Singleton, Jr.
Title: Manager

[OneWater – Incremental Amendment No. 1 Signature Page]

TRUIST BANK,
as Administrative Agent and a 2021 Incremental Term Lender

By:	/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

[OneWater – Incremental Amendment No. 1 Signature Page]

STIFEL BANK & TRUST,
as a 2021 Incremental Term Lender

By:	/s/ Tim Howard
Name: Tim Howard
Title: VP – C&I Lending

[OneWater – Incremental Amendment No. 1 Signature Page]

IBERIABANK, a division of First Horizon Bank,
as a 2021 Incremental Term Lender

By:	/s/ Donald W. Dobbins, Jr.
Name: Donald W. Dobbins, Jr.
Title: SVP

[OneWater – Incremental Amendment No. 1 Signature Page]

BBVA USA,
as a 2021 Incremental Term Lender

By:	/s/ John Whittenburg
Name: John Whittenburg
Title: SVP

[OneWater – Incremental Amendment No. 1 Signature Page]

SYNOVUS BANK,
as a 2021 Incremental Term Lender

By:	/s/ Robert Haley
Name: Robert Haley
Title: Corporate Banker

[OneWater – Incremental Amendment No. 1 Signature Page]

KEYBANK NATIONAL ASSOCIATION,
as a 2021 Incremental Term Lender

By:	/s/ Jason A Nichols
Name: Jason A Nichols
Title: Vice President

[OneWater – Incremental Amendment No. 1 Signature Page]

HANCOCK WHITNEY,
as a Lender

By:	/s/ Jennifer Pelham
Name: Jennifer Pelham
Title: Senior Vice President

[OneWater – Incremental Amendment No. 1 Signature Page]

SCHEDULE I